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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K
                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                  August 10, 1998
                              ------------------------
                         (Date of earliest event reported)

                                  BALL CORPORATION
                          --------------------------------
               (Exact name of Registrant as specified in its charter)

             Indiana                  1-7349                 35-0160610
             -------                  ------                 ----------
          (State of           (Commission file No.)        (IRS Employer
        Incorporation)                                   Identification No.)

                  10 Longs Peak Drive, Broomfield, CO  80021-2510
           -------------------------------------------------------------
            (Address of principal executive offices, including zip code)

                                   (303) 469-5511
                             -------------------------
                (Registrant's telephone number, including area code)

                                   Not Applicable
                             -------------------------
           (Former name or former address, if changed since last report)



                                                                     Page 1 of 8
                                              Exhibit Index is located at Page 7

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     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On August 10, 1998, Ball Corporation (the "Company") and its Ball Metal Beverage Container Corp. subsidiary ("BMBC") completed the acquisition (the "Acquisition") of substantially all the assets of the North American beverage can business (the "Acquired Business") of Reynolds Metals Company, a Virginia corporation ("RMC"), and was determined based upon arms length negotiations between the parties. The purchase price was approximately $745.4 million, subject to certain adjustments. The Acquisition was pursuant to the terms of an Asset Purchase Agreement, dated as of April 22, 1998, as amended (the "Asset Purchase Agreement"), among the Company, BMBC and RMC, which is attached hereto as Exhibit 2.1. The Company intends to continue to use the plants, equipment and other physical property obtained in the Acquisition to produce beverage containers.

          In connection with the Acquisition, on August 10, 1998, BMBC and RMC entered into several ancillary agreements, including the Ball and Reynolds Supply Program Agreement (the "Supply Agreement") and an incentive loan agreement (the "Incentive Loan Agreement"). The Supply Agreement provides that, subject to the terms and conditions contained therein, BMBC will purchase from RMC a substantial portion of the can stock required for the operation of the plants purchased from RMC under the Asset Purchase Agreement through December 31, 2000 (which date BMBC may, at its option, extend for three months). Under the Incentive Loan Agreement, the Company advanced $39.0 million to RMC at a fixed interest rate to help fund RMC's working capital in connection with satisfying its obligations under the Supply Agreement. If the amount of can stock that BMBC purchases in 1998, 1999, 2000 and 2001, if extended, under the Supply Agreement exceeds certain thresholds, RMC will make specified principal and interest payments on the loan up to a maximum of $43.75 million. After deducting these payments, any amounts still owed on the loan will be cancelled.

          At the time the Acquisition was consummated, the Company also refinanced approximately $521.9 million principal amount of its existing indebtedness (the "Refinancing"). As a result of the Refinancing, the Company paid and will record a charge in the third quarter of 1998 of approximately $18.2 million specifically related to debt prepayment. The Acquisition, including certain transaction costs paid at the closing of the Acquisition, the funding of the loan to RMC under the Incentive Loan Agreement and the Refinancing, including related costs, were financed by the placement of $300.0 million principal amount of 7 3/4% Senior Notes due 2006 and $250.0 million principal amount of 8 1/4% Senior Subordinated Notes due 2008, pursuant to Rule 144A and Regulation S under the Securities Exchange Act of 1934, as amended, and a new $1,200.0 million senior credit facility (including term

                                       2

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and revolving portions) (the "Senior Credit Facility") with The First
National Bank of Chicago, as administrative agent, Bank of America National Trust and Savings Association, as syndication agent, Lehman Commercial Paper, Inc., as documentation agent, and certain other lenders, of which $795.2 million was utilized. The Senior Credit Facility is more fully described below. The purchase agreement, registration rights agreements and indentures relating to the Senior Notes and the Senior Subordinated Notes are attached hereto as Exhibits 1.1, 4.1(a), 4.1(b), 4.2(a) and 4.2(b), respectively.

          The Senior Credit Facility is comprised of three separate facilities: two term loans totaling $550.0 million and one facility consisting of a revolving credit facility and a letter of credit sub-facility (such latter facility is referred to herein as "Facility D"). Facility D provides the Company with up to $650.0 million, of which $150.0 million is available under a 364-day facility, which may be extended under certain circumstances, and the remainder is comprised of letters of credit with an expiration date of up to one year and revolving loans with a maturity date of six years from the closing date of the Senior Credit Facility. All amounts outstanding under the Senior Credit Facility are secured by (i) a pledge of 100% of the stock of certain of the Company's direct and indirect majority-owned domestic subsidiaries and (ii) a pledge of 65% of the stock of
the Company's material foreign subsidiaries.   The credit agreements relating
to the Senior Credit Facility are attached hereto as Exhibits 10.1(a) and 10.1(b), respectively.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

          (a)  FINANCIAL STATEMENTS OF THE ACQUIRED BUSINESS.

          Attached as Exhibit 99.1 to this Current Report on Form 8-K are audited combined balance sheets of the Acquired Business as of December 31, 1997 and 1996, and the related combined statements of income and cash flows for each of the three years in the period ended December 31, 1997. Also attached as
Exhibit 99.2 are the unaudited combined balance sheets of the Acquired Business as of March 31, 1998 and December 31, 1997 and the related combined statements of income and cash flows for the quarters ended March 31, 1998 and March 31, 1997. It is impracticable at this time to provide more recent interim historical financial statements of the Acquired Business required by Regulation S-X. They will be filed as soon as practicable but no later than 60 days after this report is required to be filed.

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          (b)  PRO FORMA FINANCIAL INFORMATION.

          Attached as Exhibit 99.3 to this Current Report on Form 8-K are the unaudited pro forma condensed consolidated statements of income for the period ended December 31, 1997, the three-month period ended March 29, 1998 and the twelve-month period ended March 29, 1998 and the unaudited pro forma condensed combined balance sheet as of March 29, 1998. It is impracticable at this time to provide more recent interim pro forma financial statements required by Regulation S-X. They will be filed as soon as practicable but no later than 60 days after this report is required to be filed.

          (c)  OTHER EXHIBITS

 EX 1.1 Purchase Agreement, dated as of August 5, 1998, among the Company, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BancAmerica Robertson Stephens, First Chicago Capital Markets, Inc. and certain subsidiary guarantors of the Company.

 EX 2.1 Asset Purchase Agreement, dated as of April 22, 1998, as amended, among the Company, BMBC and RMC (conformed copy).

 EX 4.1(a)    Senior Registration Rights Agreement, dated as of August 10,
              1998, among the Company, Lehman Brothers Inc., Merrill Lynch,
              Pierce, Fenner & Smith Incorporated, BancAmerica Robertson
              Stephens, First Chicago Capital Markets, Inc. and certain subsidiary guarantors of the Company.

 EX 4.1(b)    Senior Subordinated Registration Rights Agreement, dated as of
              August 10, 1998, among the Company, Lehman Brothers Inc., Merrill
              Lynch, Pierce, Fenner & Smith Incorporated, BancAmerica Robertson
              Stephens, First Chicago Capital Markets, Inc. and certain subsidiary guarantors of the Company.

 EX 4.2(a)    Senior Note Indenture, dated as of August 10, 1998, among the
              Company, certain subsidiary guarantors of the Company and The
              Bank of New York, as Senior Note Trustee.

 EX 4.2(b)    Senior Subordinated Note Indenture, dated as of August 10, 1998, among the Company, certain subsidiary guarantors of the Company and The Bank of New York, as Senior Subordinated Note Trustee.

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 EX 10.1(a)   Short-Term Credit Agreement, dated as of August 10, 1998, among the Company, The First National Bank of Chicago, as
              administrative agent, Bank of America National Trust and Savings
              Association, as syndication agent, Lehman Commercial Paper, Inc., as documentation agent, and certain lenders named therein.
 EX 10.1(b)   Long-Term Credit Agreement, dated as of August 10, 1998 among the
              Company, The First National Bank of Chicago, as administrative agent, Bank of America National Trust and Savings Association, as syndication agent, Lehman Commercial Paper, Inc., as documentation agent, and certain lenders named therein.

 EX 15.1      Acknowledgment Letter of Ernst & Young LLP, Independent
              Accountants.

 EX 23.1      Consent of Ernst & Young LLP, Independent Auditors.










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                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:  /s/ R. David Hoover
                                   ----------------------------------
                                   Name: R. David Hoover
                                   Title:  Vice Chairman and
                                            Chief Financial Officer

Dated: August 25, 1998




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                                    EXHIBIT INDEX



DESCRIPTION                                                        EXHIBIT
-----------                                                        -------

Purchase Agreement, dated as of August 5, 1998, among the          EX 1.1
Company, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, BancAmerica Robertson Stephens, First Chicago
Capital Markets, Inc. and certain subsidiary guarantors of the Company.

Asset Purchase Agreement, dated as of April 22, 1998, as           EX 2.1
amended, among the Company, BMBC and RMC (conformed copy).

Senior Registration Rights Agreement, dated as of August 10,       EX 4.1(a)
1998, among the Company, Lehman Brothers Inc., Merrill Lynch,
Pierce, Fenner & Smith Incorporated, BancAmerica Robertson
Stephens, First Chicago Capital Markets, Inc. and certain subsidiary guarantors of the Company.

Senior Subordinated Registration Rights Agreement, dated as of     EX 4.1(b)
August 10, 1998, among the Company, Lehman Brothers Inc., Merrill
Lynch, Pierce, Fenner & Smith Incorporated, BancAmerica Robertson
Stephens, First Chicago Capital Markets, Inc. and certain subsidiary guarantors of the Company.

Senior Note Indenture, dated as of August 10, 1998, among the      EX 4.2(a)
Company, certain subsidiary guarantors of the Company and The
Bank of New York, as Senior Note Trustee.

Senior Subordinated Note Indenture, dated as of August 10, 1998,   EX 4.2(b)
among the Company, certain subsidiary guarantors of the Company and The Bank of New York, as Senior Subordinated Note Trustee.

Short-Term Credit Agreement, dated as of August 10, 1998, among    EX 10.1(a)
the Company, The First National Bank of Chicago, as administrative agent, Bank of America National Trust and Savings
Association, as syndication agent, Lehman Commercial Paper, Inc., as documentation agent, and certain lenders named therein.

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Long-Term Credit Agreement, dated as of August 10, 1998 among the  EX 10.1(b)
Company, The First National Bank of Chicago, as administrative agent, Bank of America National Trust and Savings Association, as syndication agent, Lehman Commercial Paper, Inc., as documentation agent, and certain lenders named therein.

Acknowledgment Letter of Ernst & Young LLP, Independent            EX 15.1
Accountants.

Consent of Ernst & Young LLP, Independent Auditors.                EX 23.1

Audited combined balance sheets of the Acquired Business as of     EX 99.1
December 31, 1997 and 1996, and the related combined statements of income and cash flows for each of the three years in the period ended December 31, 1997.

Unaudited combined balance sheets of the Acquired Business as of   EX 99.2
March 31, 1998 and December 31, 1997 and the related combined statements of income and cash flows for the quarters ended March
31, 1998 and March 31, 1997.

Unaudited pro forma condensed consolidated statements of income    EX 99.3
for the period ended December 31, 1997, the three-month period ended March 29, 1998 and the twelve-month period ended
March 29, 1998 and the unaudited pro forma condensed combined balance sheet as of March 29, 1998.







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